Wildermuth Endowment Strategy Fund

Supplement No. 4 dated March 14, 2018

to the Prospectus dated May 1, 2017, as supplemented on March 10, 2018

This Supplement contains new and additional information that supersedes any contrary information contained in the Wildermuth Endowment Strategy Fund’s current Prospectus, including information contained in Supplement No. 3 dated as March 10, 2018. It should be read in conjunction with the Fund’s current Prospectus.

Delayed Availability of Audited Financial Statements

The Wildermuth Endowment Strategy Fund’s (the “Fund”), most recent fiscal year ended December 31, 2017. Under rules of the Securities and Exchange Commission (the “SEC”), the Fund is required to mail financial statements audited by the Fund’s independent public accountant within 60 days of that date. On February 28, 2018, the Fund’s engagement with its auditor, BBD, LLP (“BBD”), was terminated, and the Fund was therefore unable to provide audited financial statements to shareholders in a timely way. The Fund is actively seeking to engage a new independent public accounting firm that will complete the audit as soon as practicable.

Because of the termination of its audit engagement with BBD, the Fund applied to the SEC for an extension of time to file and mail its audited financial statements for 2017. The extension was granted as of March 9, 2018, thereby giving the Fund additional time to file and mail audited financial statements to shareholders. The date for providing audited financial statements was extended to April 16, 2018.

Share Offering Temporarily Halted; Regular Distributions to be Paid in Cash

The Fund is focused on engaging a new auditor and completing the audit as quickly as possible. Until the Fund’s audited financial statements are complete, the Fund will not sell new shares to investors. The Fund will continue to make regular distributions to shareholders pursuant to its distribution policy, although those distributions will be payable only in cash.

Repurchase Date Delay

The Fund expects to make a repurchase offer to shareholders for the quarter ending March 31, 2018 but will not send out notice of the offer to shareholders prior to the time that its audited financials are complete. Shareholders should understand that this delay will likely postpone the actual repurchase date pursuant to the offer. Shareholders who anticipate participating in the next repurchase offer should speak with their financial advisers.

Please retain this Supplement for future reference. The Prospectus is available upon request and without charge by calling the Fund at 1-888-889-8981.